Exhibit 99.1
EARNINGS RELEASE
USCB Financial Holdings, Inc. Delivers Record Quarter: $0.51 diluted EPS, up 33% over prior year. ROAA
1.34%, ROAE 17.07%, and 22% Year‑Over‑Year
Net Income Growth.
MIAMI, FL
– April
23, 2026
– USCB
Financial Holdings,
Inc. (the
“Company”) (NASDAQ:
USCB)
, the
holding company
for
U.S.
Century
Bank
(the
“Bank”),
reported
net
income
of
$9.4
million
or
$0.51
per
fully
diluted
share
for
the
three
months
ended
March 31, 2026, compared with net income of $7.7 million or $0.38 per fully diluted share for the same period in 2025.
“The Company delivered a record quarter driven by strong core earnings performance and disciplined balance sheet execution.
Diluted
earnings
per
share
reached
a
record
$0.51,
while
quarterly
ROAA
increased
to
1.34%.
Net
income
increased
22%
year-over-year,
supported by 15.3% growth in net interest income, reflecting effective asset deployment and continued margin resilience. Credit quality remained strong, underscoring the strength of the Company’s underwriting standards and risk management framework,” said Luis de la
Aguilera, Chairman, President, and CEO.
Unless otherwise stated, all percentage comparisons in the bullet points below are calculated at or for the quarter ended March 31, 2026 compared to at or for the quarter ended March 31, 2025 and annualized where appropriate.
Profitability
•
Annualized return
on average
assets for
the quarter
ended March 31,
2026 was
1.34% compared
to 1.19%
for the first
quarter of
2025.
•
Annualized return on average stockholders’
equity for the quarter ended March 31,
2026 was 17.07% compared to
14.15% for the
first quarter of 2025.
•
The efficiency ratio for the quarter ended March 31, 2026
was 52.34% compared to 52.79% for the first quarter of 2025.
•
Net interest margin for the quarter ended March 31, 2026 was 3.27
%
compared to 3.10% for the first quarter of 2025.
•
Net interest income before
provision for credit losses was $22.0
million for the quarter ended
March 31, 2026, an increase of
$2.9
million or 15.3% compared to $19.1 million for the same period in 2025.
•
The Company recognized
a $619 thousand income
tax benefit in the
first quarter of 2026
due to an adjustment
to the deferred
tax
asset calculation from 2025.
Balance Sheet
• Total assets were $2.8 billion at March 31, 2026, representing an increase of $168.4 million or 6.3% from $2.7 billion at March 31,
2025.
•
Total loans held for investment were $2.2 billion at March 31, 2026, representing an increase of $204.8 million or
10.1% from $2.0
billion at March 31, 2025.
•
Total
deposits
were
$2.5 billion
at
March 31,
2026,
representing
an
increase
of
$184.0 million
or
8.0%
from
$2.3
billion
at
March 31, 2025.
•
Total
stockholders’
equity
was $223.2
million
at March 31,
2026,
representing
a decrease
of $1.8
million
or 0.8%
from $225.1
million at March 31,
2025. Total stockholders’ equity included accumulated
other comprehensive loss of
$31.3 million at
March 31,
2026 compared to
accumulated other
comprehensive loss of
$41.1 million at
March 31, 2025. The
decrease in total
stockholders’
equity was
driven primarily
by the
repurchase of
2.0 million
shares of
Class A
common
stock conducted
in September
2025
as
previously disclosed.

Asset Quality
•
The
allowance
for
credit
losses
(“ACL”)
increased
by
$1.4
million
to
$26.1
million
at
March 31,
2026
from
$24.7
million
at
March 31, 2025.
•
The ACL represented 1.16% of total loans at March 31, 2026 and 1.22%
of total loans at March 31, 2025.
•
The provision for credit
loss was $801 thousand
for the quarter ended
March 31, 2026, an increase
of $120 thousand compared
to
$681 thousand for the same period in 2025.
•
The ratio of non-performing loans to
total loans was 0.16% for the quarter
ended March 31, 2026 and 0.20% for the
quarter ended
March 31, 2025. Non-performing loans totaled $3.6 million at March 31,
2026 and $4.2 million at March 31, 2025.
Non-interest Income and Non-interest Expense
•
Non-interest income was $4.2
million for the three
months ended March 31, 2026,
an increase of
$434 thousand or 11.7% compared
to $3.7 million for the same period in 2025.
•
Non-interest expense was $13.7 million for the
three months ended March 31, 2026, an
increase of $1.7 million or
13.8% compared
to $12.1 million for the three months ended March 31, 2025.
Capital
•
On April
20, 2026,
the Company’s
Board of
Directors declared
a quarterly
cash dividend
of $0.125
per share
of the
Company’s
Class A
common stock.
The dividend
will be paid
on June 5,
2026 to
shareholders of
record at
the close
of business
on May
15,
2026.
• As of March 31, 2026, total risk-based capital ratios for the Company and the Bank were 14.09% and 13.96%, respectively, well in excess of regulatory requirements (only applicable to the Bank currently)
.
•
Tangible book value per common
share (non-GAAP financial measure) was $12.23 at March 31, 2026, representing an increase of
$1.00 or 8.9% from $11.23 at March 31, 2025. At March 31, 2026, tangible book value per common share was negatively affected by ($1.72) per
share due to
an accumulated other
comprehensive loss of
$31.3 million mostly
due to changes
in the market
value
of the Company’s
available for sale securities. At March 31, 2025,
tangible book value per common share was negatively
affected
by ($2.05) per share due to an accumulated other comprehensive loss of $41.1 million.
Conference Call and Webcast
The Company
will host
a conference
call on
Friday,
April 24,
2026, at
11:00
a.m. Eastern Time
to discuss
the Company’s
unaudited
financial results for the quarter ended March 31,
2026. To access the conference call, dial (833) 816-1416 (U.S. toll-free) and ask to join
the USCB Financial Holdings Call.
Additionally,
interested
parties can
listen to
a live
webcast
of the
call in
the “Investor
Relations” section
of the
Company’s
website
at www.uscentury.com
.
An archived version of the webcast will be available in the same location shortly after the live call has ended.
About USCB Financial Holdings, Inc.
USCB Financial Holdings, Inc.
is the bank holding company for
U.S. Century Bank. Established in
2002, U.S. Century Bank is one
of
the largest
community banks
headquartered
in Miami,
and one
of the
largest community
banks in
the State
of Florida.
U.S. Century
Bank is rated 5-Stars by BauerFinancial, the nation’s leading independent bank rating firm. U.S. Century Bank offers customers a wide
range of
financial products
and services
and supports
numerous community
organizations,
including
the Greater
Miami Chamber
of
Commerce, the South Florida Hispanic Chamber of Commerce, and ChamberSouth. For more information about us or to find a banking
center near you, please call (305) 715-5200 or visit www.uscentury.com.
Forward-Looking Statements
This earnings release
may contain statements
that are not
historical in nature
and are intended
to be, and
are hereby identified
as, forward-
looking
statements
for
purposes
of
the
safe
harbor
provided
by
Section
21E
of
the
Securities
Exchange
Act
of
1934,
as
amended.
Forward-looking statements are
those that are
not historical facts.
The words “may,”
“will,” “anticipate,” “could,”
“should,” “would,”
“believe,” “contemplate,” “expect,” “aim,” “plan,” “estimate,” “seek,” “continue,” and “intend,”, the negative of these terms, as well as other similar words
and expressions of
the future, are
intended to identify
forward-looking statements. These forward-looking statements include, but are not limited
to, statements related to our
projected growth, anticipated future
financial performance, and management’s

long-term performance goals, as well as statements
relating to the anticipated effects on our results of
operations and financial condition
from expected or
potential developments or events,
or business and
growth strategies, including anticipated
internal growth and potential
future additional balance sheet restructuring.
These forward-looking statements involve significant risks and uncertainties that could cause our actual results to differ materially from
those anticipated in such statements. Potential risks and uncertainties include, but are not limited to:
•
the strength of the United States economy in general and the strength of the local economies in which we conduct operations;
•
our ability to successfully manage interest rate risk, credit risk, liquidity risk, and other risks inherent to our industry;
•
the accuracy of our financial statement
estimates and assumptions, including the
estimates used for our allowance for
credit losses
and deferred tax asset valuation allowance;
•
the efficiency and effectiveness of our internal
control procedures and processes;
•
our ability to comply with
the extensive laws and
regulations to which we are
subject, including the laws for
each jurisdiction where
we operate;
•
adverse changes or conditions in capital and financial markets, including actual or potential stresses in the banking industry;
• deposit attrition and the level of our uninsured deposits;
•
legislative
or
regulatory
changes,
including
the
enactment
of
the
One
Big
Beautiful
Bill
and
changes
in
accounting
principles,
policies, practices or guidelines, including the on-going effects of the Current Expected Credit Losses (“CECL”) standard;
•
the
lack
of
a
significantly
diversified
loan
portfolio
and
our
concentration
in
the
South
Florida
market,
including
the
risks
of
geographic,
depositor,
and
industry
concentrations,
including
our
concentration
in
loans
secured
by
real
estate,
in
particular,
commercial real estate;
• the effects of climate change;
• the concentration of ownership of our common stock;
• fluctuations in the price of our common stock;
•
our ability to
fund or access
the capital markets
at attractive rates
and terms and
manage our growth,
both organic
growth as well
as growth through other means, such as future acquisitions;
•
inflation, interest rate, unemployment rate, and market and monetary fluctuations;
•
the effects of potential new or increased tariffs,
retaliatory tariffs and trade restrictions;
• the impact of international hostilities and geopolitical events;
•
increased competition
and its effect
on the pricing
of our products
and services as
well as our
interest rate spread
and net interest
margin;
• the loss of key employees;
•
the effectiveness
of our risk management
strategies, including operational
risks, including, but
not limited to, client,
employee, or
third-party fraud and security breaches; and
•
other risks described in this earnings release and other filings we make with the
Securities and Exchange Commission (“SEC”).
All forward-looking
statements are
necessarily only
estimates of
future results,
and there
can be
no assurance
that actual
results will
not differ
materially from
expectations. Therefore,
you are
cautioned not
to place
undue reliance
on any
forward-looking statements.
Further, forward-looking statements included in this
earnings release are
made only as
of the date
hereof, and we
undertake no obligation
to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statements are made
or
to reflect the occurrence of unanticipated
events, unless required to do
so under the federal securities laws.
You
should also review the
risk factors described in the reports the Company has filed or will file with the
SEC.
Non-GAAP Financial Measures
This earnings release
includes financial information determined
by methods other
than in accordance
with generally accepted
accounting
principles (“GAAP”). This financial
information includes certain
operating performance measures. Management
has included these non-
GAAP
measures
because
it
believes
these
measures
may
provide
useful
supplemental
information
for
evaluating
the
Company’s
operations and
underlying performance
trends. Further,
management uses these
measures in
managing and
evaluating the Company’s
business and intends to refer to
them in discussions about our operations
and performance. Operating performance
measures should be
viewed
in
addition
to,
and
not
as
an
alternative
to
or
substitute
for,
measures
determined
in
accordance
with
GAAP,
and
are
not
necessarily
comparable
to
non-GAAP
measures
that
may
be
presented
by
other
companies.
Reconciliations
of
these
non-GAAP
measures
to
the most
directly
comparable
GAAP measures
can be
found
in the
‘Non-GAAP
Reconciliation
Tables’
included
in the
exhibits to this earnings release.
All numbers included in this press release are unaudited unless otherwise noted.

Contacts:
Investor Relations
InvestorRelations@uscentury.com
Media Relations
Martha Guerra-Kattou
MGuerra@uscentury.com

USCB FINANCIAL HOLDINGS, INC.
CONSOLIDATED STATEMENTS
OF INCOME (UNAUDITED)
(Dollars in thousands, except per share data)
Three Months Ended March 31,
2026 2025
Interest income:
Loans, including fees $ 32,789 $ 30,245
Investment securities 3,411 3,024
Interest-bearing deposits in financial institutions 832 709
Total interest income 37,032 33,978
Interest expense:
Interest-bearing checking deposits 310 338
Savings and money market deposits 8,133 9,335
Time deposits 4,700 3,918
FHLB advances 1,040 1,272
Subordinated notes 801 -
Total interest expense 14,984 14,863
Net interest income before provision for credit losses 22,048 19,115
Provision for credit losses 801 681
Net interest income after provision for credit losses 21,247 18,434
Non-interest income:
Service fees 3,100 2,331
Gain on sale of securities available for sale, net 14 -
Gain on sale of loans held for sale, net 106 525
Other non-interest income 930 860
Total non-interest income 4,150 3,716
Non-interest expense:
Salaries and employee benefits 8,570 7,636
Occupancy 1,316 1,284
Regulatory assessments and fees 484 421
Consulting and legal fees 561 193
Network and information technology services 560 505
Other operating expense 2,220 2,013
Total non-interest expense 13,711 12,052
Income before income tax expense 11,686 10,098
Income tax expense 2,335 2,440
Net income $ 9,351 $ 7,658
Per share information:
Net income per common share, basic $ 0.51 $ 0.38
Net income per common share, diluted $ 0.51 $ 0.38
Cash dividends declared $ 0.125 $ 0.10
Weighted average shares outstanding:
Common shares, basic 18,214,041 20,020,933
Common shares, diluted 18,454,006 20,319,535

USCB FINANCIAL HOLDINGS, INC.
SELECTED FINANCIAL DATA (UNAUDITED)
(Dollars in thousands, except per share data)
As of or For the Three Months Ended
3/31/2026 12/31/2025 9/30/2025 6/30/2025 3/31/2025
Income statement data:
Net interest income before provision for credit losses $ 22,048 $ 22,207 $ 21,274 $ 21,034 $ 19,115
Provision for credit losses 801 480 105 1,031 681
Net interest income after provision for credit losses 21,247 21,727 21,169 20,003 18,434
Service fees 3,100 2,209 2,661 2,402 2,331
Gain (loss) on sale of securities available for sale, net 14 (7,498) (28) - -
Gain on sale of loans held for sale, net 106 197 128 151 525
Other non-interest income 930 914 923 817 860
Total non-interest income 4,150 (4,178) 3,684 3,370 3,716
Salaries and employee benefits 8,570 8,668 7,909 7,954 7,636
Occupancy 1,316 1,327 1,382 1,337 1,284
Regulatory assessments and fees 484 443 377 396 421
Consulting and legal fees 561 900 585 263 193
Network and information technology services 560 599 656 564 505
Other operating expense 2,220 2,338 2,139 2,120 2,013
Total non-interest expense 13,711 14,275 13,048 12,634 12,052
Net income before income tax expense 11,686 3,274 11,805 10,739 10,098
Income tax expense 2,335 1,911 2,866 2,599 2,440
Net income $ 9,351 $ 1,363 $ 8,939 $ 8,140 $ 7,658
Per share information:
Net income per common share, basic $ 0.51 $ 0.08 $ 0.46 $ 0.41 $ 0.38
Net income per common share, diluted $ 0.51 $ 0.07 $ 0.45 $ 0.40 $ 0.38
Cash dividends declared $ 0.125 $ 0.10 $ 0.10 $ 0.10 $ 0.10
Balance sheet data (at period-end):
Cash and cash equivalents $ 78,963 $ 38,477 $ 56,811 $ 54,819 $ 97,984
Securities available-for-sale $ 277,160 $ 307,490 $ 324,179 $ 285,382 $ 275,139
Securities held-to-maturity $ 149,931 $ 153,941 $ 156,365 $ 158,740 $ 161,790
Total securities $ 427,091 $ 461,431 $ 480,544 $ 444,122 $ 436,929
Loans held for investment (1) $ 2,241,051 $ 2,189,257 $ 2,130,966 $ 2,113,318 $ 2,036,212
Allowance for credit losses $ (26,102) $ (25,500) $ (24,964) $ (24,933) $ (24,740)
Total assets $ 2,845,735 $ 2,791,540 $ 2,767,945 $ 2,719,474 $ 2,677,382
Non-interest-bearing demand deposits $ 620,714 $ 583,860 $ 584,240 $ 584,895 $ 605,489
Interest-bearing deposits $ 1,872,866 $ 1,761,220 $ 1,871,374 $ 1,750,766 $ 1,704,080
Total deposits $ 2,493,580 $ 2,345,080 $ 2,455,614 $ 2,335,661 $ 2,309,569
FHLB advances $ 53,000 $ 158,250 $ 11,000 $ 108,000 $ 108,000
Subordinated notes $ 39,338 $ 39,300 $ 39,262 $ - $ -
Total liabilities $ 2,622,489 $ 2,574,357 $ 2,558,850 $ 2,487,891 $ 2,452,294
Total stockholders' equity $ 223,246 $ 217,183 $ 209,095 $ 231,583 $ 225,088
Capital ratios: (2)
Leverage ratio 8.61% 8.46% 8.47% 9.72% 9.61%
Common equity tier 1 capital 11.09% 10.92% 11.17% 12.52% 12.48%
Tier 1 risk-based capital 11.09% 10.92% 11.17% 12.52% 12.48%
Total risk-based capital
14.09% 13.91% 14.20% 13.73% 13.72%
(1)
Loan amounts include deferred fees/costs.
(2)
Reflects the Company's regulatory capital ratios which
are provided for informational purposes only; as a small
bank holding company, the Company is not subject
to regulatory capital requirements. The Bank's total risk-based capital at March 31, 2026 was 13.96%.

USCB FINANCIAL HOLDINGS, INC.
AVERAGE BALANCES, RATIOS, AND OTHER DATA
(UNAUDITED)
(Dollars in thousands)
As of or For the Three Months Ended
3/31/2026 12/31/2025 9/30/2025 6/30/2025 3/31/2025
Average balance sheet data:
Cash and cash equivalents $ 112,107 $ 82,338 $ 139,389 $ 71,388 $ 82,610
Securities available-for-sale $ 295,065 $ 332,356 $ 299,892 $ 281,840 $ 265,154
Securities held-to-maturity $ 152,144 $ 155,269 $ 157,702 $ 160,443 $ 163,510
Total securities $ 447,209 $ 487,625 $ 457,594 $ 442,283 $ 428,664
Loans held for investment
(1)
$ 2,177,734 $ 2,130,898 $ 2,099,043 $ 2,057,445 $ 1,986,856
Total assets $ 2,834,717 $ 2,799,863 $ 2,798,115 $ 2,677,198 $ 2,606,593
Interest-bearing deposits $ 1,842,283 $ 1,857,218 $ 1,887,545 $ 1,710,568 $ 1,652,147
Non-interest-bearing demand deposits $ 584,784 $ 595,969 $ 569,522 $ 580,121 $ 563,040
Total deposits $ 2,427,067 $ 2,453,187 $ 2,457,067 $ 2,290,689 $ 2,215,187
FHLB advances $ 110,045 $ 51,462 $ 40,065 $ 116,527 $ 138,944
Subordinated notes $ 39,313 $ 39,287 $ 26,029 $ - $ -
Total liabilities $ 2,612,491 $ 2,587,470 $ 2,572,799 $ 2,448,706 $ 2,387,088
Total stockholders' equity $ 222,226 $ 212,393 $ 225,316 $ 228,492 $ 219,505
Performance ratios:
Return on average assets
(2)
1.34% 0.19% 1.27%
1.22%
1.19%
Return on average equity
(2)
17.07% 2.55% 15.74% 14.29% 14.15%
Net interest margin (2) 3.27% 3.27% 3.14% 3.28% 3.10%
Non-interest income to average assets (2) 0.59% (0.59)% 0.52% 0.50% 0.58%
Non-interest expense to average assets
(2)
1.96% 2.02% 1.85% 1.89% 1.88%
Efficiency ratio
(3)
52.34% 79.18% 52.28% 51.77% 52.79%
Loans by type (at period end): (4)
Residential real estate $ 346,917 $ 307,692 $ 316,557 $ 307,020 $ 301,164
Commercial real estate $ 1,259,642 $ 1,244,835 $ 1,226,121 $ 1,206,621 $ 1,150,129
Commercial and industrial $ 291,333 $ 295,548 $ 269,430 $ 263,966 $ 256,326
Correspondent banks $ 128,722 $ 127,968 $ 104,598 $ 110,155 $ 103,026
Consumer and other
$ 207,794 $ 207,215 $ 207,939 $ 218,426 $ 218,711
Asset quality data:
Allowance for credit losses to total loans 1.16% 1.16% 1.17% 1.18% 1.22%
Allowance for credit losses to non-performing loans 717% 813% 1906% 1825% 595%
Total non-performing loans
(5)
$ 3,640 $ 3,138 $ 1,310 $ 1,366 $ 4,156
Non-performing loans to total loans 0.16% 0.14% 0.06% 0.06% 0.20%
Non-performing assets to total assets (5) 0.13% 0.11% 0.05% 0.05% 0.16%
Net charge-offs (recoveries of) to average loans (2) (0.00)% (0.00)% (0.00)% 0.14% 0.00%
Net charge-offs (recovery) of credit losses $ (4) $ (11) $ (4) $ 702 $ 2
Interest rates and yields:
(2)
Loans held for investment
6.11% 6.16% 6.21% 6.23% 6.17%
Investment securities
3.05% 3.01% 3.03% 3.06% 2.81%
Total interest-earning assets 5.49% 5.54% 5.56% 5.64% 5.51%
Deposits (6) 2.20% 2.28% 2.53% 2.46% 2.49%
FHLB advances 3.83% 3.91% 3.73% 3.72% 3.71%
Subordinated notes 8.26% 8.09% 6.16% -
-
Total interest-bearing liabilities 3.05% 3.14% 3.34% 3.32% 3.37%
Other information:
Full-time equivalent employees 211 204 206 203 201
(1)
Loan amounts include deferred fees/costs.
(2)
Annualized.
(3)
Efficiency ratio is defined as total non-interest expense divided by sum of net interest income and total non-interest
income.
(4)
Loan amounts exclude deferred fees/costs.
(5)
The amounts for total non-performing loans and total non-performing assets are the same at the dates presented since there was
no other real estate owned (OREO)
recorded at any of the dates presented.
(6) Reflects effect of non-interest-bearing deposits.

USCB FINANCIAL HOLDINGS, INC.
NET INTEREST MARGIN (UNAUDITED)
(Dollars in thousands)
Three Months Ended March 31,
2026 2025
Average
Balance Interest Yield/Rate (1)
Average
Balance Interest Yield/Rate (1)
Assets
Interest-earning assets:
Loans held for investment
(2)
$ 2,177,734 $ 32,789 6.11% $ 1,986,856 $ 30,245 6.17%
Investment securities (3) 454,262 3,411 3.05% 436,935 3,024 2.81%
Other interest-earning assets 105,457 832 3.20% 75,182 709 3.82%
Total interest-earning assets 2,737,453 37,032 5.49% 2,498,973 33,978 5.51%
Non-interest-earning assets 97,264
107,620
Total assets $ 2,834,717 $ 2,606,593
Liabilities and stockholders' equity
Interest-bearing liabilities:
Interest-bearing checking deposits $ 52,099 310 2.41% $ 53,611 338 2.56%
Saving and money market deposits 1,256,418 8,133 2.63% 1,199,027 9,335 3.16%
Time deposits 533,766 4,700 3.57% 399,509 3,918 3.98%
Total interest-bearing deposits 1,842,283 13,143 2.89% 1,652,147 13,591 3.34%
FHLB advances 110,045 1,040 3.83% 138,944 1,272 3.71%
Subordinated notes 39,313 801 8.26% - - - %
Total interest-bearing liabilities 1,991,641 14,984 3.05% 1,791,091 14,863 3.37%
Non-interest-bearing demand deposits 584,784 563,040
Other non-interest-bearing liabilities 36,066
32,957
Total liabilities 2,612,491 2,387,088
Stockholders' equity 222,226
219,505
Total liabilities and stockholders' equity $ 2,834,717 $ 2,606,593
Net interest income
$ 22,048
$ 19,115
Net interest spread (4) 2.44% 2.14%
Net interest margin (5)
3.27%
3.10%
(1)
Annualized.
(2)
Average loan balances include non-accrual loans. Interest income on loans includes accretion of deferred loan fees, net of deferred loan costs.
(3)
At fair value except for securities held to maturity. This amount includes
FHLB stock.
(4)
Net interest spread is the average yield earned on total
interest-earning assets minus the average rate paid on total interest-bearing liabilities.
(5)
Net interest margin is the ratio of net interest income to total interest-earning assets.

USCB FINANCIAL HOLDINGS, INC.
NON-GAAP FINANCIAL MEASURES (UNAUDITED)
(Dollars in thousands)
As of or For the Three Months Ended
3/31/2026 12/31/2025 9/30/2025 6/30/2025 3/31/2025
Pre-tax pre-provision ("PTPP") income:
(1)
Net income $ 9,351 $ 1,363 $ 8,939 $ 8,140 $ 7,658
Plus: Income tax expense 2,335 1,911 2,866 2,599 2,440
Plus: Provision for credit losses 801 480 105 1,031 681
PTPP income $ 12,487 $ 3,754 $ 11,910 $ 11,770 $ 10,779
PTPP return on average assets:
(1)
PTPP income $ 12,487 $ 3,754 $ 11,910 $ 11,770 $ 10,779
Average assets $ 2,834,717 $ 2,799,863 $ 2,798,115 $ 2,677,198 $ 2,606,593
PTPP return on average assets (2) 1.79% 0.53% 1.69% 1.76% 1.68%
Operating net income: (1)
Net income $ 9,351 $ 1,363 $ 8,939 $ 8,140 $ 7,658
Less: Net gains (losses) on sale of securities 14 (7,498) (28) - -
Less: Tax effect on sale of securities (4) 1,900 7 - -
Plus: Tax (benefit) liability expense from prior periods (619)
(3)
1,096
(4)
- - -
Operating net income $ 8,722 $ 8,057 $ 8,960 $ 8,140 $ 7,658
Operating return on average assets: (1)
Operating net income $ 8,722 $ 8,057 $ 8,960 $ 8,140 $ 7,658
Average assets $ 2,834,717 $ 2,799,863 $ 2,798,115 $ 2,677,198 $ 2,606,593
Operating net income return on average assets
(2)
1.25% 1.14% 1.27% 1.22% 1.19%
Operating return on average equity:
(1)
Operating net income $ 8,722 $ 8,057 $ 8,960 $ 8,140 $ 7,658
Average equity $ 222,226 $ 212,393 $ 225,316 $ 228,492 $ 219,505
Operating net income return on average equity
(2)
15.92% 15.05% 15.78% 14.29% 14.15%
Operating revenue:
(1)
Net interest income
$ 22,048
$ 22,207
$ 21,274
$ 21,034
$ 19,115
Non-interest income
4,150 (4,178) 3,684
3,370
3,716
Less: Net gains (losses) on sale of securities
14 (7,498) (28) - -
Operating revenue
$ 26,184 $ 25,527 $ 24,986 $ 24,404 $ 22,831
Operating efficiency ratio:
(1)
Total non-interest expense
$ 13,711
$ 14,275
$ 13,048
$ 12,634
$ 12,052
Operating revenue
$ 26,184 $ 25,527 $ 24,986 $ 24,404 $ 22,831
Operating efficiency ratio
52.36% 55.92% 52.22% 51.77% 52.79%
(1) The Company believes these non-GAAP financial measurements are key indicators of the ongoing earnings power of the
Company.
(2)
Annualized.
(3)
The Company recognized a $619 thousand income tax
benefit in first quarter of 2026 due to an adjustment
to the deferred tax asset calculation from 2025.
(4) State tax liability expenses for 2024 and for the
first three quarters of 2025 were recognized during the fourth quarter of 2025. The state tax expense is related to
taxes due on interest income on loans whose collateral are
located outside of the State of Florida.

USCB FINANCIAL HOLDINGS, INC.
NON-GAAP FINANCIAL MEASURES (UNAUDITED)
(Dollars in thousands, except per share data)
As of or For the Three Months Ended
3/31/2026 12/31/2025 9/30/2025 6/30/2025 3/31/2025
Tangible book value per common share (at period-end): (1)(4)
Total stockholders' equity $ 223,246 $ 217,183 $ 209,095 $ 231,583 $ 225,088
Less: Intangible assets - - - - -
Tangible stockholders' equity $ 223,246 $ 217,183 $ 209,095 $ 231,583 $ 225,088
Total shares issued and outstanding (at period-end):
Total common shares issued and outstanding 18,257,400 18,137,885 18,107,385 20,078,385 20,048,385
Tangible book value per common share (2) $ 12.23 $ 11.97 $ 11.55 $ 11.53 $ 11.23
Operating diluted net income per common share:
(1)
Operating net income $ 8,722 $ 8,057 $ 8,960 $ 8,140 $ 7,658
Total weighted average diluted shares of common stock 18,454,006 18,348,725 19,755,820 20,295,794 20,319,535
Operating diluted net income per common share: $ 0.47 $ 0.44
$
0.45
$
0.40
$
0.38
Tangible Common Equity/Tangible Assets
(1)(4)
Tangible stockholders' equity
$ 223,246 $ 217,183 $ 209,095 $ 231,583 $ 225,088
Tangible total assets
(3) $ 2,845,735
$
2,791,540
$
2,767,945
$
2,719,474
$
2,677,382
Tangible Common Equity/Tangible Assets 7.84% 7.78% 7.55% 8.52% 8.41%
(1)
The Company believes these non-GAAP financial measurements
are key indicators of the ongoing earnings power of the
Company.
(2)
Excludes the dilutive effect, if any, of shares of common stock issuable upon exercise of outstanding stock options.
(3) Since the Company has no intangible assets, tangible
stockholders’ equity and tangible total assets are the
same amounts as stockholders’ equity and total assets,
respectively, as calculated under GAAP.
(4) The decrease in total stockholders’ equity was driven primarily by the repurchase of 2.0 million shares of Class A
common stock conducted in September 2025.